Exhibit 10.4 (b)

                                AMENDMENT TO
                           COST SHARING AGREEMENT


              This Amendment to Cost Sharing Agreement (the AAmendment@) is made as of the 29th day of August, 1997, by and between AMERICO LIFE, INC., a Missouri corporation, GREAT SOUTHERN LIFE INSURANCE COMPANY, a Texas corporation (AGreat Southern@), PREMIUM FINANCING SPECIALISTS, INC., a Missouri corporation, LANDMARK MORTGAGE COMPANY, a Missouri corporation, UNITED FIDELITY LIFE INSURANCE COMPANY, a Texas corporation, THE COLLEGE LIFE INSURANCE COMPANY OF AMERICA, a Texas corporation, PFS HOLDING COMPANY, a Missouri corporation, LOYALTY LIFE INSURANCE COMPANY, a Texas corporation (ALoyalty@), and NATIONAL FARMERS UNION LIFE INSURANCE COMPANY, a Texas corporation.

              WHEREAS, the parties entered into that certain Cost Sharing Agreement dated as of July 30, 1993 (the AAgreement@); and

              WHEREAS, on August 29, 1997, Great Southern intends to sell all the outstanding stock of Loyalty to Healthcare COMPARE Corp.; and

              WHEREAS, to facilitate such sale of stock, the parties wish to amend the Agreement to remove Loyalty from the Agreement in the manner provided herein;

              NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that, effective as of the close of business on August 29, 1997, the Agreement shall cease to apply to Loyalty, and Loyalty shall thereafter have no rights or obligations under the Agreement.


              IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
     Amendment as of the date first above written.


     AMERICO LIFE, INC.                      GREAT SOUTHERN LIFE INSURANCE
                                             COMPANY

     By                                      By
         Name                                Name
         Title                               Title

     PREMIUM FINANCING                       LANDMARK MORTGAGE COMPANY
     SPECIALISTS, INC.

     By                                      By
         Name                                Name
         Title                               Title

     UNITED FIDELITY LIFE                    THE COLLEGE LIFE INSURANCE
     INSURANCE COMPANY                       COMPANY OF AMERICA

     By                                      By
         Name                                Name
         Title                               Title

     PFS HOLDING COMPANY                     LOYALTY LIFE INSURANCE COMPANY

     By                                      By
         Name                                Name
         Title                               Title

     NATIONAL FARMERS UNION
     LIFE INSURANCE COMPANY

     By
         Name
         Title